EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report of Acacia Research Corporation (the "Company") on Form 10-K for the annual period ended December 31, 2004, as filed with the Securities and Exchange Commission on March 15, 2005 (the "Report"), I, Clayton J. Haynes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    1. The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     By: /s/ Clayton J. Haynes
                                                         -----------------------
                                                         Clayton J. Haynes
                                                         Chief Financial Officer
                                                         March 15, 2005